SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

September 5, 2001

Date of Report (date of earliest event reported)

SmarTire Systems Inc.

(Exact Name of Registrant as Specified in its Charter)

British Columbia (State or Other Jurisdiction Of Incorporation)	0-24209 (Commission File Number)	N/A (IRS Employer Identification No.)

#150 — 13151 Vanier Place, Richmond, British Columbia, V6V 2J1

(Address of principal executive offices)

(604) 276-9884

(Registrant’s telephone number,
including area code)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT 99

ITEM 5. OTHER EVENTS

     Reference is made to the press release of Registrant issued on September 5, 2001 which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

99	Press release issued September 5, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMARTIRE SYSTEMS INC.

By	/s/ Robert V. Rudman

Robert V. Rudman, CA President and Chief Executive Officer

Dated: September 6, 2001

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